CORD BLOOD AMERICA, INC.

SECRETARY'S CERTIFICATE

I, MATTHEW SCHISSLER hereby certify that I am the duly elected, qualified and acting Secretary of Cord Blood America, Inc., a Florida corporation (the "Company"), and am authorized to execute this Certificate on behalf of the Company. This Certificate is delivered in connection with that certain Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated March 10, 2011, by and between the Company and St. George Investments, LLC, an Illinois limited liability company. All capitalized terms used but not defined in this Certificate shall have the meanings set forth in the Purchase Agreement.

Solely in my capacity as Secretary, I certify that:

Exhibit A attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of the Company (the "Resolutions") approving and authorizing the execution, delivery and performance of the Purchase Agreement to which it is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

* * * * *

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March 2011.

CORD BLOOD AMERICA, INC.

Name: Matthew L. Schissler
Title: Secretary

EXHIBIT A

BOARD RESOLUTIONS

Attached

CORD BLOOD AMERICA, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

Effective March 10, 2011

WHEREAS, the Board of Directors (the "***Board***") of Cord Blood America, Inc., a Florida corporation (the "***Company***"), has determined that it is in the best interests of the Company to seek financing in an amount up to $1,000,000.00 through the issuance and sale to St. George Investments, LLC, an Illinois limited liability company (the "***Investor***"), of a Secured Convertible Promissory Note (the "***Financing***");

WHEREAS, the terms of the Financing are reflected in a Note and Warrant Purchase Agreement substantially in the form attached hereto as Exhibit A (the "***Purchase Agreement***"), a Secured Convertible Promissory Note issued by the Company with a face amount of $1,105,500.00 substantially in the form attached hereto as Exhibit B, (the "***Company Note***"), a Warrant to Purchase Shares of Common Stock substantially in the form attached hereto as Exhibit C (the "***Warrant***"), a Security Agreement substantially in the form attached hereto as Exhibit D, a series of six Secured Buyer Notes made by the Investor in favor of the Company substantially in the forms attached hereto as Exhibit E-1, Exhibit E-2, Exhibit E-3, Exhibit E-4, Exhibit E-5 and Exhibit E-6, a Letter of Credit Agreement substantially in the form attached hereto as Exhibit F, an Escrow Agreement substantially in the form attached hereto as Exhibit G, an irrevocable transfer agent instruction letter substantially in the form attached hereto as Exhibit H, a Debt Settlement Agreement substantially in the form attached hereto as Exhibit I, and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the "***Financing Documents***"); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of the Company and the stockholders to approve the Financing and the Financing Documents and authorize the Board and officers of the Company to execute such documents.

NOW THEREFORE BE IT:

RESOLVED: That the form, terms and provisions of the Financing Documents are hereby ratified, confirmed and approved; and be it further

RESOLVED: That upon the issuance and delivery thereof in accordance with the Purchase Agreement, the Company Note and the Warrant shall be duly and validly issued; and be it further

RESOLVED: That the Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of the Company's Common Stock required under the Purchase Agreement as shall be necessary to

effect the full conversion of the Company Note and the full exercise of the Warrant multiplied by two (the "***Reserved Shares***"); and be it further

RESOLVED: That upon the issuance and delivery thereof in accordance with the Purchase Agreement, the Company Note, and the Warrant, the Reserved Shares shall be duly and validly issued; and be it further

RESOLVED: That the Financing is hereby approved and determined to be in the best interests of the Company and its stockholders; and be it further

RESOLVED: That each of the officers of the Company be, and each of them hereby is, authorized to execute and deliver each of the Financing Documents and any other related agreements, to conform the Company's minute books and other records to the matters set forth in this Action by Written Consent, and to take all other actions on behalf of the Company as any of them deem necessary, required, or advisable with respect to the matters set forth in this Action by Written Consent; and be it further

RESOLVED: That the Board hereby determines that all acts and deeds previously performed by the Board and other officers of the Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of the Company; and be it further

RESOLVED: That all prior actions or resolutions of the directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

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